                                                                    EXHIBIT 4.2

     NUMBER               QUAKER STATE CORPORATION                SHARES
  SU

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN                          CUSIP 747410 10 8
DALLAS, TEXAS OR NEW YORK, NEW YORK

THIS CERTIFIES THAT                                           IS THE OWNER OF

         FULL-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1.00
                       EACH OF THE CAPITAL STOCK OF THE

     Quaker State Corporation, transferable on the books of the Corporation by the owner in person, or by duly authorized attorney upon the surrender of his certificate properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the signatures of its duly authorized Officers.

Dated:
      /s/ PAUL E. KONNEY                           /s/ HERBERT M. BAUM
      VICE PRESIDENT,                  [SEAL]      CHAIRMAN, PRESIDENT
      GENERAL COUNSEL AND SECRETARY                AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
                  CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY


                                                            AUTHORIZED SIGNATURE
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This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Quaker State Corporation (the "Corporation") and Mellon Securities Trust Company, dated as of September 28, 1995 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights issued to an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) may be null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification for the issuance to such holder, or the exercise by such holder of the Rights in such jurisdiction, shall not have been obtained or be obtainable.

                            QUAKER STATE CORPORATION

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- __________ Custodian ________
         TEN ENT -- as tenants by the entireties                             (Cust)             (Minor)
         JT TEN  -- as joint tenants with right of                         Under Uniform Gifts to Minors
                    survivorship and not as tenants                        Act _________________________
                    in common                                                           (State)

    Additional abbreviations may also be used though not in the above list.

         For Value Received, ____________ hereby sell, assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]


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 PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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                                                                          Shares
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of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated
      -----------------------


               NOTICE:
         THE SIGNATURE(S) TO
         THIS ASSIGNMENT MUST     X
         CORRESPOND WITH THE        --------------------------------------------
         NAME(S) AS WRITTEN                         (SIGNATURE)
         UPON THE FACE OF THE -->
         CERTIFICATE IN EVERY     X
         PARTICULAR WITHOUT         --------------------------------------------
         ALTERATION OR EN-                          (SIGNATURE)
         LARGEMENT OR ANY
         CHANGE WHATEVER.

                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                                    SIGNATURE(S) GUARANTEED BY: